UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At Regions’ annual meeting of stockholders held on May 17, 2012, the stockholders reelected Regions’ 16 incumbent Directors standing for election, approved executive compensation, approved “1 Year” as the frequency of stockholder votes on executive compensation, ratified the selection of Ernst & Young LLP as Regions’ independent registered public accounting firm for the 2012 fiscal year, and rejected a stockholder proposal regarding posting a report, updated semi-annually, of political contributions.

The following is a summary of the voting proposals for each matter presented to our stockholders:

1. An election of 16 Directors was held and the shares were voted as follows for the election of each of the following:

	For	Against	Abstain	Broker Non-Votes
Samuel W. Bartholomew, Jr.	879,434,965	99,909,381	2,555,757	216,907,180
George W. Bryan	960,818,334	18,577,758	2,504,011	216,907,180
Carolyn H. Byrd	953,519,975	25,858,401	2,521,727	216,907,180
David J. Cooper, Sr.	858,027,282	121,493,117	2,379,704	216,907,180
Earnest W. Deavenport, Jr.	867,100,059	112,146,473	2,653,571	216,907,180
Don DeFosset	943,677,811	35,425,530	2,796,762	216,907,180
Eric C. Fast	935,575,391	43,577,165	2,747,547	216,907,180
O. B. Grayson Hall, Jr.	959,539,676	19,965,761	2,394,666	216,907,180
John D. Johns	931,388,202	48,037,806	2,474,095	216,907,180
Charles D. McCrary	940,946,343	38,524,122	2,429,638	216,907,180
James R. Malone	946,484,870	32,791,214	2,624,019	216,907,180
Ruth Ann Marshall	959,130,023	20,185,647	2,584,433	216,907,180
Susan W. Matlock	951,588,427	27,982,399	2,329,277	216,907,180
John E. Maupin, Jr.	957,419,516	21,746,156	2,734,431	216,907,180
John R. Roberts	950,387,875	28,927,366	2,584,862	216,907,180
Lee J. Styslinger III	942,615,007	37,021,913	2,263,183	216,907,180

2. Nonbinding stockholder approval of executive compensation was submitted to the stockholders at the meeting. The full text of the proposal is included in the Proxy Statement dated March 27, 2012. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
934,487,050	37,007,148	10,405,905	216,907,180

3. Advisory vote on the frequency of “say on pay” votes was submitted to the stockholders at the meeting. The full text of the proposal is included in the Proxy Statement dated March 27, 2012. The vote with respect to this proposal was:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
897,802,254	2,462,889	77,101,453	4,533,507	216,907,180

4. Regions proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2012 fiscal year was submitted to the stockholders at the meeting. The full text of the proposal is included in the Proxy Statement dated March 27, 2012. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
1,163,072,131	33,044,429	2,690,723	0

5. A stockholder proposal regarding posting a report, updated semi-annually, of political contributions was submitted to the stockholders at the meeting. The full text of the proposal is included in the Proxy Statement dated March 27, 2012. The vote with respect to this proposal was:

For	Against	Abstain	Broker Non-Votes
347,062,440	561,903,140	72,934,523	216,907,180

Annual Frequency of Say on Pay Advisory Votes

Based on the voting results for proposal number 3 above for which Regions stockholders approved the recommendation of the Board of Directors to hold an annual advisory vote on executive compensation (“say on pay”), the Board affirmed its recommendation and elected at this time to hold future say on pay advisory votes on an annual basis, until the next stockholder vote on say on pay frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President,
General Counsel and Corporate
Secretary

Date: May 22, 2012